Exhibit 99.4

To:	BURGER KING® System Suppliers and Vendors

From:	John W. Chidsey, Chief Executive Officer

Date:	September 2, 2010

Re:	Today’s Announcement

As a valued business partner to the BURGER KING® system, I am writing to inform you that we have just announced that the Board of Directors has unanimously approved the sale of the BURGER KING® brand to affiliates of 3G Capital (“3G”) in a transaction that will take the Company private. A copy of the press release we issued this morning is attached.

The relationships we have with all of our vendors are very important to us and we believe this transaction will help to strengthen our partnership with you. Importantly, there will be no change in how we conduct business with you: all contracts will continue to be honored, merchandising programs will continue as scheduled and our global restaurant support center will remain in Miami.

3G is a highly regarded global investment company that seeks out well-managed, fundamentally solid businesses to invest in over the long term. We believe 3G’s proven track record as an investor, together with its financial and consumer brand experience, will benefit our employees and our franchisees. We also believe that this transaction will boost our restaurant growth rate and enhance our overall development plans, which is great news for the BURGER KING® brand and for our vendors.

3G’s interest in our company represents an endorsement of the progress we have made over the past seven years in revitalizing the brand and enhancing our operations, as well as a strong vote of confidence in our future prospects. 3G shares our company’s core values and is committed to advancing the BURGER KING® brand and delivering the same exceptional guest experience with the same great taste, quality and value offerings. As a private company under 3G’s leadership, we believe we will have additional flexibility to serve our guests and will continue to work closely with our franchisees to pursue profitable growth strategies. We expect the transaction to close in the fourth quarter of this calendar year.

You have been, and remain, integral to our business and we thank you for your continued support and dedication to the BURGER KING® brand.

Forward Looking Statements:
This document may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding information regarding the intent, belief or current expectation of the company and members of its senior management team. Forward-looking statements include, without limitation, statements regarding business combination and similar transactions, prospective performance and opportunities and the outlook for the company’s businesses, performance and opportunities and regulatory approvals, the anticipated timing of filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward looking statements include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many of the Company stockholders will tender their stock in the offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of the Company’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by the Company, as well as the tender offer documents to be filed by 3G Capital and the solicitation/recommendation statement to be filed by the Company. All of the materials related to the offer (and all other offer documents filed with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by the Company by contacting 5505 Blue Lagoon Drive, Miami, Florida 33126, telephone number 305-378-7696 or investor@whopper.com. The Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Notice to Investors
The tender offer for the outstanding common stock of the Company referred to in this report has not yet commenced. This document is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company common stock will be made pursuant to an offer to purchase and related materials that 3G Capital intends to file with the Securities and Exchange Commission. At the time the offer is commenced, 3G Capital will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and thereafter the Company will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials will be sent free of charge to all stockholders of the Company when available. In addition, all of these materials (and all other materials filed by the Company with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available by 3G Capital by Bernardo Piquet at 600 Third Avenue, 37th Floor, New York, New York, 10016, telephone number (212) 893-6727. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by the Company by contacting the Company Investor Relations at 5505 Blue Lagoon Drive, Miami, Florida 33126, telephone number 305-378-7696 or investor@whopper.com.

Additional Information about the Merger and Where to Find It
In connection with the potential one-step merger, the Company would file a proxy statement with the Securities and Exchange Commission. Additionally, the Company would file other relevant materials with the Securities and Exchange Commission in connection with the proposed acquisition of the Company by 3G Capital pursuant to the terms of an Agreement and Plan of Merger by and among the Company, Blue Acquisition Holding Corporation, a Delaware corporation and 3G Capital, a wholly-owned subsidiary of Blue Acquisition Holding Corporation. The materials to be filed by the Company with the Securities and Exchange Commission may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. Investors and stockholders also may obtain free copies of the proxy statement from the Company by contacting by contacting the Company Investor Relations at 5505 Blue Lagoon Drive, Miami, Florida 33126, telephone number 305-378-7696 or investor@whopper.com. Investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger because they will contain important information about the merger and the parties to the merger.

The Company and its respective directors, executive officers and other members of their management and employees, under the Securities and Exchange Commission rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2009 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended June 30, 2010, and the proxy statement and other relevant materials which may be filed with the Securities and Exchange Commission in connection with the merger when and if they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the merger when it becomes available. Additional information regarding the Company directors and executive officers is also included in the Company’s proxy statement for its 2009 annual meeting of stockholders and is included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2010 containing Part III information.